                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 27, 1996 included in SMART Modular Technologies, Inc.'s Form 10-K for the year ended October 31, 1996 and to all references to our Firm included in this registration statement.





                                        ARTHUR ANDERSEN LLP

San Jose, California

August 27, 1997